Advantage Advisers, Inc.

The Mexico Equity and Income Fund, Inc.

Annual Report

July 31, 2000

The Mexico Equity
and Income Fund, Inc.

The Mexico Equity and Income Fund, Inc.

                                                              September 11, 2000

Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund"or "MXE") for the fiscal year ended July 31, 2000.

The Fund's net asset value ("NAV") increased by 32.9% (including the effect of reinvested dividends) in the 12-month period ended July 31, 2000, outperforming the Bolsa Index, which gained 24.5%, as well as The Mexico Fund ("MXF") which rose 7% during the same period.

Also during the 12-month period ended July 31, 2000, the MXE's common share market price increased 53.4% (including the effect of reinvested dividends), outperforming the 24.5% increase in the Bolsa Index, the 38.6% rise in the stock price of Telmex, and the 3.2% increase in the price of the MXF. The Mexican Investment Adviser to the Fund believes that for the year ended July 31, 2000, the MXE achieved one of the best dollar returns among its peers.

The Investment Adviser believes that the orderly transition of government power to the first democratically-elected president in the country's history - Vicente Fox is scheduled to succeed to the presidency this December - as well as a strong economic outlook for Mexico, are likely to result in a positive environment for shareholders in the Fund. The Adviser also plans to continue its strategy of managing the Fund's portfolio on fundamental investment principles and of overweighting it with highly liquid stocks.

On behalf of our Board of Directors, thank you for your continued support and participation in the Fund. If you have any questions, do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,


/s/ Bryan McKigney

Bryan McKigney
President and Secretary

                     (This page intentionally left blank.)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Mexican Adviser

For the Fiscal Year Ended July 31, 2000

--------------------------------------------------------------------------------
MEXICO'S ECONOMIC OUTLOOK

In the period August 1, 1999 to July 31, 2000, the Mexican economy - in both real and nominal terms - increased more rapidly than had been expected. One key contributor to Mexico's rapid growth was the big increase in demand for exports from the booming U.S. economy. This export growth has translated into renewed dynamism within the Mexican economy through both "enlargement" (job creation) and "deepening" (more workers with higher real wages) of the labor market.

In addition, during the past 12 months, the Mexican banking industry - long viewed as the laggard in the recovery from the 1995 peso crisis - showed improvement. The consolidation of the Mexican banking industry - accomplished to a great extent because of foreign investment - suggests fewer but stronger and better-capitalized banks, and signals intense competition within, and transformation of, that industry. Since 1994, the number of banks in Mexico has decreased from 18 to 8, and two of the top three banks today, are foreign-owned. In various banking business segments (e.g., credit and mortgages), the foreign-owned banks have more than 50% of the market.

Real economic growth in Mexico was a strong 7.9% on an annual basis in the first half of 2000. We anticipate a slight reduction in growth in the second half, which will likely result in a 7.5% growth rate for the full calendar year, representing the highest annual growth rate since the early 1980s.

The dynamism of both Mexico's exports and domestic capital investment have been noteworthy. From January to May 2000, exports grew at an annual average rate of 23%, while private capital investment grew at 11%, both compared with the same period a year earlier. Capital investment is particularly important because it represents the means of continuing productivity growth, which is the key to noninflationary wage gains. Productivity in the manufacturing sector increased by an annual average of 6% in the period January through May 2000, compared with the same period last year. The economy's productivity grew at 5% on an annual basis through June 2000, a rate that has been close to real wage gains for this period.

Inflation in the Mexican economy has continued to decline. The annual inflation rate of 9.1% in July 2000 was the lowest since 1972. The low current inflation rate reflects the stability in the exchange rate of the peso, which appreciated 0.5% during the period from July 1999 to July 2000 against the U.S. dollar and contributed to a downward trend in interest rates. The 28-day Cete rate (a key interest rate) improved 461 basis points from 19.4% at the end of July 1999 to 14.8% on July 31, 2000.

THE MEXICO EQUITY AND INCOME FUND, INC.

Given the tightening of monetary policy on several occasions during 2000, and the monetary authorities' confidence regarding the soundness of current economic growth, we believe that monetary policy will continue to be tight for the rest of the year.

Early in March 2000, Moody's Investors Service upgraded the credit ratings of dollar-denominated Mexican debt in the direction of investment grade. We think that Standard & Poor's (S&P) is likely to follow suit by the end of 2000. S&P has already given Mexico's debt rating (currently one notch below investment grade) a positive outlook. Consequently, for the 12-month period ended July 2000, Mexico's country risk (measured by the spread between the key UMS Global 2026 Mexican bond as compared against the 30-year U.S. Treasury bond), declined by 124 basis points.

The 2000 Mexican presidential elections resulted in what we believe to be a very positive outcome for the Mexican economy. Independent of election results, the peaceful and orderly transfer of the presidency and the federal congress sent out a strong signal that democracy is working in Mexico.

We believe that both outgoing President Ernesto Zedillo and the President-elect Vicente Fox should be acknowledged for their willingness to pledge to an orderly and smooth change of administration. Mr. Fox, a charismatic, pro-business leader, will take power under conditions that compare very favorably with those faced by his predecessors. However, he will also face challenges. Two such challenges will be particularly important in the initial months of his administration: (1) to ensure proper coordination between his administration and the Mexican central bank concerning both monetary and fiscal policies (the fiscal policy goal is to increase the tax base and government revenues) in order to manage a soft landing of the current, clearly expansionary stage of the business cycle; and (2) to establish the appropiate channels of dialogue with a multiparty congress in order to gather the support required for the approval of his structural reform program (e.g., energy privatization).

--------------------------------------------------------------------------------
THE MEXICAN STOCK MARKET

For the 12-month period ended July 31, 2000, the Bolsa Index - the benchmark for The Mexico Equity and Income Fund, Inc. (the "Fund") - increased 24.5% in U.S. dollar terms. The Bolsa's gain in the year ranked second in Latin America behind the 59.3% increase in Brazil's Bovespa Index. Venezuela's market was third, with a 22.5% during the 12 months, while Argentina's Merval market was fourth, with a 5.3% gain.

--------------------------------------------------------------------------------
Fund Updates: The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV: The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.
--------------------------------------------------------------------------------

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

In general, technology, media, and telecommunications and financial stocks recorded the biggest dollar returns in the 12 months. Telmex, which has a large weighting in the Bolsa Index, gained 38.6% in the year. Media stocks (Televisa and TV Azteca) gained 77%; the communications sector (telecommunications) increased 44.8%; and financial companies rose 76%. In comparison, the Nasdaq market in the United States increased 58.9% during the period.

The worst-performing sectors in the Mexican market during the 12 months ended July 31, 2000 were industrial conglomerates (down 22.6%), mining (down 17.6%), and construction (down 17.6%).

We believe that valuations in the Mexican stock market are inexpensive today and current one-year prospective market multiples are also cheap. As of the end of the second quarter of 2000, the market's overall ratio of Enterprise Value
(EV)/EBITDA was 9x, and is projected to decline to 7x in 2001. That compares with a multiple of 13x in 1994, the year prior to the Mexican financial crisis of 1995.

Furthermore, many Mexican blue-chip companies currently trade (12-month trailing multiples as of the end of the second quarter of 2000) at an EV/EBITDA discount to their international peers. Cemex trades at a 39% valuation discount to Swiss-based Holderbank (the largest cement producer worldwide); Kimberly-Clark de Mexico trades at a 37% discount to Kimberly-Clark Corp. in the United States; Walmex trades at a 15% discount to its parent Wal-Mart in the United States; and Telmex trades at a 25% discount to AT&T and Worldcom.

--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE

For the 12-month period ended July 31, 2000, The Mexico Equity and Income Fund, Inc.'s (MXE) net asset value ("NAV") gained 32.9%, outperforming the Bolsa Index's gain of 24.5% as well as The Mexico Fund (MXF), whose NAV increased 7% during the 12 months. (Calculations of NAV for both funds are from Lipper Analytical, Inc., and include the effect of reinvested dividends.)

During the same 12-month period, the common share market price of the MXE increased 53.4%, (including the effect of reinvested dividends) outperforming the Bolsa Index gain of 24.5%, Telmex's stock price increase of 38.6%, and The Mexico Fund's common share market price gain of 3.2%. Thus, in the fiscal year ended July 31, 2000, the MXE achieved one of the best dollar returns among its peers.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

Stock selection and sector allocation - have been focused on a value approach as well as on companies' sales growth potential based on their business niches. This strategy has led the Fund to outperform its benchmark in the last 12 months.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund's three largest sector weightings on July 31, 2000 as a percentage of total investments were as follows: retail and specialty stores, 23.4%; communications, 23.2%; and beverages, 13.3%.

Actions taken by the Fund pursuant to the decision by the Fund's Board of Directors to improve the discount of the MXE's common share market price to its NAV resulted in a reduction of aggregate US$10.6 million in the portfolio's total assets for the fiscal year ended July 31, 2000, or approximately 9.68% of average net assets during the fiscal year. Within the past two fiscal years, actions including a tender offer in fiscal year 1999 and a share repurchase program throughout fiscal years 1999 and 2000, have resulted in an aggregate $US15.6 million reduction.

Our strategy from September 1998 through May 1999 of swapping small-capitalization stocks for blue-chip stocks, and our adherence to this investment principle throughout the end of the fiscal year, again positioned the MXE as the leading Fund of its nature, outperforming the Bolsa Index, Telmex, and The Mexico Fund during the fiscal year.

Total expenses of the MXE increased approximately US$443,000 during the fiscal year ended July 31, 2000 to US$2.2 million compared with US$1.8 million in the previous fiscal year, an increase of 25%. The large percentage increase was mainly due to legal and proxy expenses incurred in connection with the 1999 shareholder proxy contest and the subsequent proxy solicitation seeking liquidation of the Fund.

--------------------------------------------------------------------------------
OUTLOOK

After returning almost 88% in 1999, the major risks for the Mexican stock market early this year were: (1) unpredictable political events due to competitive presidential elections, and (2) a sharp correction in U.S. technology stocks. At the same time, Mexican companies were immersed in strategic planning that focused on dealing with the sweeping changes in the Internet business environment, which resulted in their revaluing their projected multiples upward.

We believe that Mexico's first democratic presidential election -- which took place in an environment of high prospective GDP growth rates, declining inflation, productivity gains, and the consolidation of the banking system -- will fuel an increase in plant and equipment investment, resulting in higher and sustained profit growth in the years ahead. Consequently, multiples should gradually revalue upward on companies' prospective sustained growth rates as well as the potential of the technology, media, and telecommunications Mexican listed companies, which have already focused their growth to a greater extent than others through their e-content activities.

We are confident that the positive economic scenario, combined with President-elect Fox's commitment to privatizing the energy sector, could be the main catalyst for investors' interest in Mexico, thereby creating one of the most promising scenarios for the stock market in more than 15 years.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Although Mexico is undoubtedly susceptible to shocks from U.S interest rates, oil markets, and concerns regarding the country's first democratically elected government, we believe the Fund's relatively small capitalization value, its overweighting in highly liquid companies, and our management based on fundamental investment principles should potentially continue to make the Fund one of the leading funds among its peers.


Eugenia Pichardo
Acci Worldwide, S.A. de C.V.
Portfolio Manager

--------------------------------------------------------------------------------

RECENT DEVELOPMENTS

At a reconvened special meeting of shareholders on September 12, 2000, the Fund did not receive the required 66 2/3% vote for the Board's earlier proposal to liquidate and dissolve the Fund. Of the 10,060,394 outstanding shares of common stock, 5,764,991 shares (57.30%) were voted in favor of the proposal, 446,014 shares (4.43%) were voted against the proposal, 77,051 shares (0.77%) abstained and 3,772,340 (37.5%) shares did not vote at all.

In response to this vote, the Fund announced on September 18, 2000 that its Board of Directors had approved a tender offer for up to 20% of the Fund's common stock at a price equal to 92% of the Fund's NAV per share. The Board announced that this tender offer would commence as soon as practicable after payment of a dividend which will represent the Fund's required distribution to satisfy both Subchapter M and excise tax requirements. The Fund anticipates that this dividend will be paid in November 2000.

The Board also determined to hold the Fund's annual meeting of stockholders after completion of the tender offer (expected to be in the first quarter of 2001) and indicated that it intends to resubmit the proposal to liquidate and dissolve the Fund at that meeting. The Fund understands that the Fund's U.S Co-Adviser, Advantage Advisers, Inc., and the Fund's Mexican Adviser, Acci Worldwide, will seek to identify a more appropriate alternative rather than liquidation prior to the Fund's annual meeting of stockholders.

The Fund also announced that it intends to continue its share repurchase program pursuant to which the Fund has been purchasing shares in the open market at times and prices determined by the management of the Fund to be in the best interests of the stockholders of the Fund. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares pursuant to the repurchase program.

--------------------------------------------------------------------------------

THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
REVIEW OF KEY ECONOMIC SECTORS AS OF JULY 31, 2000

RETAILING AND SPECIALTY STORES
23.4% of the Fund's total investments

We believe that the retail sector today represents an attractive investment opportunity due to: (1) an improved Mexican GDP outlook; (2) higher real wages;
(3) a lower unemployment rate; (4) growth in sales-floor areas; and (5) an increase in sector productivity per square meter of sales-floor space. Walmex, Soriana, Comerci, and Gigante - the four main self-service stores in the country
- have strong fundamentals (size, solid financial positions, and significant market shares) and are better prepared today than in the past to capitalize on growth in a more favorable economic environment.

More recently, the self-service stores have substantially improved their operating efficiency by attempting to maintain margins without jeopardizing strategies aimed at increasing market presence. Although competition has increased, especially in the central and northern parts of the country, we believe that self-service stores will continue to capitalize on their efficiencies. Indeed, the "operating expenses less depreciation" on retailers' income statements are currently near their 1994 minimum levels.

COMMUNICATIONS
23.2% of the Fund's total investments

During the last 12 months, the telecommunications sector (principally comprised of Telmex and its parent company Carso Global Telecom) has outperformed the Bolsa Index, reflecting higher valuations of the sector worldwide, as well as strong growth in Telmex, especially its wireless telephone business.

We believe that the major issue for the next 12 months will be industry regulation. We expect that under the new Fox administration, which will take office in December 2000, and as a result of increased pressure from the U.S. government, new regulations will be approved that will enhance competition in order to reduce Telmex's dominant position in the Mexican domestic market.

FOOD, BEVERAGE, AND TOBACCO
13.3% of the Fund's total investments

We expect the beverage companies to continue to show positive results in the remainder of 2000 with improvements in volumes, operating profits, and margins. For the beer sector, for the 2000 and 2001 period, we expect increases in domestic volume of 3.5% and 4.5%, export volume increases by 12.5% and 16%, respectively. We have also taken into consideration a real domestic increase in beer prices of about 5% and 2.5%, respectively, for the same two periods.

The bottling industry continued to show strong growth rates in volume. As of June 2000, volume grew around 7% (as compared against the first half of 1999), and we estimate that the industry will sustain this rate through the end of calendar year 2000. We think that, supported by this growth as

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

well as by operating efficiencies, this segment's EBITDA will continue its trend upward. We also believe that consolidation will remain as a strategy for the bottling industry.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF JULY 31, 2000

TELEFONOS DE MEXICO, S.A. DE C.V. (TELMEX)
23.2% of the Fund's total investments

Telmex is Mexico's leading telephone carrier. The company offers integrated telecommunications services, including local, long distance, wireless, data, Internet access, and paging services. Telmex is controlled by Carso Global Telecom, which owns 27.4% of the company, and SBC Communications, which owns 8.6%. France Telecom, which had been one of the controlling shareholders since Telmex's privatization in 1991, sold its 7.1% stake in a public offering on June 20, 2000.

In August 1996, the long-distance market in Mexico was opened for competition, and in 1999 competition began in local services. As the incumbent carrier, Telmex has maintained a dominant position in each market segment: currently, 99% in local services, 68% in long distance, 71% in wireless, and 62% in Internet/data.

Telmex's market capitalization was US$38.5 billion as of July 31, 2000. During the 12-month period ended June 30, 2000, sales grew 15% in constant pesos and 34% in dollar terms, reaching US$11 billion, driven by higher wireless revenue, increased interconnection income and, to a lesser extent, higher revenue from long-distance services. Income from local services was flat year-over-year. The company's EBITDA margin fell 430 basis points to 53.5% year-over-year from 57.8%, due to the decrease in tariffs in real peso terms, as well as higher costs related to the company's expansion. EBITDA increased 6% in constant pesos, and net profit grew 19% in constant pesos.

As of June 2000, Telmex had 11.5 million fixed lines in Mexico, 12% more than the 10.3 million lines in June 1999. During the last 12 months, the number of wireless subscribers in Mexico increased 135% to 7.6 million at the end of June 2000 from 3.3 million at the end of June 1999. Telmex has a 10% minority stake in Prodigy, a company that provides Internet services both in the United States and Mexico. As of June 2000, Telmex had 528,000 Internet subscribers in Mexico, an increase of 134% over 226,100 as of the end of June 1999. In March 2000, Telmex launched the Internet portal T1msn, in a joint venture with Microsoft.

During the last 12 months, Telmex has intensified its international expansion through acquisitions in Brazil (ATL), Guatemala (Telgua), Ecuador (Conecel), and the United States (CompUSA). In June 2000, a joint venture was formed between Telmex, Bell Canada International, and SBC. The joint venture will combine the existing businesses of the three companies in Brazil, Colombia, and Venezuela, as well as pursue new business opportunities in South America. In July 2000, Telmex and Techint formed a joint venture through Techtel in order to provide telephone services in Argentina.

THE MEXICO EQUITY AND INCOME FUND, INC.

Telmex expects to invest US$2 billion outside Mexico during the next 18 months. For 2000, the company announced investments of US$3 billion in Mexico, of which half will go to wireless telephone service.

CEMENTOS MEXICANOS, S.A. DE C.V. (CEMEX)
10.2% of the Fund's total investments

Cemex is the world's third largest producer of cement, clinker (raw material for cement and ready-mix), ready mix, and aggregates with an annual installed capacity of 65 million metric tons. In addition, Cemex is the leading cement and clinker trader in the world, with clients in more than 60 countries. Based in Monterrey City, Mexico, the company leads the Mexican cement market with a 55% market share. It also has major operations in Spain, Venezuela, the United States, Colombia, the Philippines, and recently Egypt; and smaller operations in Panama, the Dominican Republic, Costa Rica, Chile, and Indonesia. The company's management is recognized for its efficiency, aggressiveness, and experience, and it is considered the lowest-cost cement producer in the world.

Cemex's average annual sales growth of 18% in dollar terms in the last four years, has been mainly the result of a US$4.2 billion investment in worldwide acquisitions during the last eight years. Sales grew by 15% in the 12-month period ended June 30, 2000, while EBITDA grew 19%. The latest year's positive results are due to both volume and price increases in most of its markets, as well as the integration of new acquisitions, mainly in Egypt. Cemex traded at 5.5x EV/EBITDA and had a market capitalization of US$7.2 billion at July 31, 2000.

Cemex has US$4.4 billion in net debt (total debt including costs less cash and equivalents) and has risk exposure to rising interest rates and a peso devaluation. Nevertheless, Cemex has never defaulted on its debt and has successfully managed its financial structure through its diversification strategy, which has contributed to debt rating upgrades by three agencies in the last six months. In spite of its international diversification, Cemex's results are sensitive to the Mexican economy, as domestic operations represent 47% of total sales. Emerging markets including Venezuela, Colombia, the Philippines, and Egypt represent a combined 26% of total sales. Spain and the United States represent 16% and 11% of sales, respectively. The company intends to continue evaluating opportunities to participate in the cement industry consolidation around the world.

FOMENTO ECONOMICO MEXICANO, S.A. DE C.V. (FEMSA)
9.7% of the Fund's total investments

Femsa is Mexico's leading soft drink company and second-largest beer company. Femsa has four main divisions: beer, soft drinks (KOF), stores (Oxxo), and packaging. The beer division recorded domestic volume growth of 2.2% in the first half of calendar of 2000, while export volume increased by 14.6%.

In the same period, the packaging division continued to record lower results due to weakness in sales of glass soda bottles and coolants for soft drinks. Sales of cans for both beer and soft drinks, however, have begun to gain momentum.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Femsa ended the first half of 2000 with 1,261 stores, owning more than 200 additional facilities than a year earlier. Same-store sales were up 8.6% in the first half as compared against the same time period in 1999. The KOF soft drinks group has shown better than expected results in the first half of 2000, due mainly to higher volumes in its Mexican territories and a better cost structure.

For Femsa Cerveza (the group's beer division), we expect domestic volumes and prices to grow by 3% and 3.5%, respectively, in calendar year 2000, with export shipments to increase by 15% for the year. For soft drinks, we estimate volume increases of 6.1% for the year, with price increases of 1.5% in Mexico and stable prices in Argentina.

Consolidated operating margins for Femsa for 1999 were 15.6%. We project the margin will rise to 16% for 2000. We project the company's EBITDA will grow by 12% in 2000, and that its 2000 EV/EBITDA multiple will be 5.2x.

GRUPO ELEKTRA, S.A. DE C.V. (ELEKTRA)
8.0% of the Fund's total investments

Elektra is Latin America's leading specialty retailer, with three separate retail chains that target Latin America's growing middle class. The group operates 945 stores in 320 cities in Mexico and five other countries in Latin America. The principal business units include: Elektra, which offers electronic goods, furniture, and appliances to middle and lower-middle income groups; Hecali/The One, a family clothing merchandiser offering basic fashion clothing; Salinas y Rocha, which focuses on furniture, electronic goods, and appliances for the middle and upper middle income groups; CrediFacil, which extends financing credit to all Grupo Elektra's customers; and Dinero en Minutos/Dinero Express, which provides money transfer services from the United States to Mexico and within Mexico.

Grupo Elektra also holds 18.3% of TV Azteca, one of two TV broadcasting networks in Mexico. Recently, the Salinas family took a 12-month option to buy Elektra's stake in TV Azteca with a strike price of US$11.60 per ADR. Even if the Salinas family were to exercise the option, Elektra would maintain the advertising contract with TV Azteca, which is an integral element of Elektra's strategy.

Elektra's 12-month trailing annual sales as of the second quarter of 2000 were US$1,039 million, and its market capitalization as of July 31, 2000 was US$1,165 million. We estimate full year 2000 EV/EBITDA at 6.16x, and full year 2000 P/E at 9.33x.

WAL-MART DE MEXICO, S.A. DE C.V. (WALMEX)
5.8% of the Fund's total investments

Walmex (formerly Cifra) is the main retail chain in Mexico. As of June 2000, it had 468 operating units, of which 207 are self-service stores, 52 are department stores, and 209 are restaurants. It has a sales-floor area of 1,572,365 square meters, with 45,675 seats, and as of June 30, 2000, there were 71,432 employees. In the 12 months ended June 2000, Walmex posted US$6.8 billion in revenues. In

THE MEXICO EQUITY AND INCOME FUND, INC.

1991, Cifra (the predecessor firm) formed a wholesale club (Sam's Club) joint venture with Wal-Mart Stores Inc., a company that was extended in May 1992 to new self-service stores (Aurrera, Bodega Aurrera Superama, and Wal-Mart Supercenter) and in January 1994 to new department stores (Suburbia) and restaurants (Vips, Porton, and other specialized units). As of September 1, 1997, the joint venture companies were merged into Walmex, and Wal-Mart Stores Inc. took control of the company. Walmex's market capitalization at June 30, 2000 was US$10.4 billion. We estimate full year 2000 EV/EBITDA will be 15.8x and that full year 2000 PE will be 22.6x.

TV AZTECA, S.A. DE C.V. (TV AZTECA)
5.7% of the Fund's total investments

TV Azteca is Mexico's second largest television company. It has interests in television production and broadcasting, international distribution of programming, music recording, and professional soccer. TV Azteca also has an unconsolidated 50% stake in Unefon, a telecommunications company that is trying to establish a nationwide wireless personal communications network to offer local telephone service in Mexico. TV Azteca also owns majority stakes in TV channels in Central America. On September 7, 2000, the company announced that it entered into a content-for-equity agreement with Pappas Telecasting Group to create a Spanish broadcasting company in the United States under the name of Azteca America Incorporated.

In February 2000, TV Azteca completed its acquisition of 50% of Todito.com, an Internet portal launched in August 1999, which currently says it has 252,000 registered users. The site offers news, sports, and entertainment content, as well as e-mail, e-commerce, on-line auctions, a job offers channel, and chat rooms.

TV Azteca's sales and EBITDA during the first six months of 2000 increased 19% and 41% respectively, as compared against the first half of 1999, due to higher prices, better ratings, lower average production costs, and additional income from coverage of special events such as the recent presidential elections. As of July 31, 2000, its market capitalization was US$2.2 billion, and its EV/EBITDA was 14.7x.

GRUPO SANBORNS, S.A. DE C.V. (GSANBOR)
5.6% of the Fund's total investments

Gsanbor is one of the largest specialized retail chain operators in Mexico, and the one with the broadest geographical coverage. It reported accumulated sales for the first six months of 2000 of US$2.268 billion, market capitalization at June 30, 2000 of US$1.46 billion, and 22% float (i.e., the percentage of outstanding shares that are not controlled in a concentrated way or family owned). Its main divisions at June 30, 2000 were: Sears - 43 department stores with a total sales area of 347,291 square meters; and Sanborns - 141 specialized retail stores and restaurants with a total sales area of 161,108 square meters. Its CompUSA division (acquired in March 2000) is one of the leading computer and high-tech retailers in the United States. Although in the middle of a restructuring, CompUSA

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

accounted for about 67% of Gsanbor's first half 2000 consolidated sales, but posted an operating loss. Other Gsanbor divisions are: Promusa (53 music stores), El Globo (88 bakeries, acquired in May 1999), and Real Estate (which includes two major malls in Mexico City). We estimate full year 2000 EV/EBITDA at 8.2x.

GRUPO TELEVISA, S.A. (TELEVISA)
5.5% of the Fund's total investments

Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment business. It has interests in television production, broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, radio production and broadcasting, music recording, cable television, professional sports and show business promotions, paging services, feature film production, distribution, and dubbing. Grupo Televisa also has unconsolidated equity stakes in several other companies, including Univision, the leading Spanish-language television company in the United States.

During the second quarter of 2000, Televisa launched its Spanish-language Internet portal, "esmas.com," to leverage its news, sports, publishing, music, and other businesses. The company offers a variety of services, including e-mail, search engines, chat rooms, and e-commerce. Televisa also intends to provide Internet access through cable TV in the near term. Recently, it began talks to merge its radio operations with another leading company, Radio Centro, but negotiations failed. Televisa's sales increased 9% in the first six months of calendar year 2000, and its EBITDA grew 30% as compared against the same period last year, due to higher advertising rates and coverage of special events such as the presidential election in Mexico. As of July 31, 2000, its market capitalization was US$10 billion, and its EV/EBITDA was 17.1x.

GRUPO FINANCIERO BANCOMER, S.A. DE C.V. (GFB)
4.4% of the Fund's total investments

GFB is the second largest financial group in Mexico after Grupo Financiero Banacci. Its main subsidiaries are: (1) Bancomer (a commercial bank with 1,315 branches), with a market share of approximately 19%. As of December 31, 1999, Bancomer had US$27.4 billion in assets, US$19.6 billion in deposits, and US$2.6 billion in equity. As of December 31, 1999, its past due loan ratio had fallen to 13.7% (from 16.4% at December 31, 1998), and its reserve coverage had risen to 80% (from 57.6% at December 31, 1998); (2) Alestra, a subsidiary of Bancomer, a telecommunications joint venture with AT&T; (3) Afore Bancomer (pension fund subsidiary), also a subsidiary of Bancomer; (4) Casa de Bolsa Bancomer (brokerage house); (5) GFB Insurance (insurance subsidiary); and (6) Credito Familiar (home loan subsidiary).

GFB's net income rose to US$361 million in 1999 from US$103 million in 1998. Excluding extraordinary items, GFB's net income rose to US$165 million in 1999 from US$130 million in 1998.

THE MEXICO EQUITY AND INCOME FUND, INC.

On June 29, 2000, Grupo Financiero Bancomer shareholders approved the merger of Grupo Financiero BBV-Probursa (BBVORO) into GFB. The transaction includes a US$1.4 billion injection of cash resources to strengthen the new Group's banking operation. Grupo Financiero Bancomer's name will be changed to Grupo Financiero BBVA Bancomer.

On August 10, 2000, Grupo Financiero Bancomer (GFB) signed an agreement with IPAB (Banking Savings & Loan Protection Institute) to buy 100% of Banca Promex's shares. The acquisition payment consists of Mexican pesos (P$)562 million in cash for Promex's capital stock as of June 30, 2000 and a premium of P$1.424 billion in cash plus 145.8 million GFB Series O shares. The acquisition has been approved by the competent regulatory authorities. Promex will become a GFB subsidiary within three months (approximately by November 10, 2000). If the transaction is not completed within this period, Banca Promex's capitalization index (net capital to risk weighted assets) must be maintained at 10%. It is estimated that consolidation costs of $95 million will nearly wipe out the estimated $105 million in savings at both the company's headquarters and within its branch network.

Pro forma figures relating to the new institution (Grupo Financiero BBVA Bancomer) as of June 30, 2000 after the mergers, capital contribution, and financial strengthening of the three banks were: assets, P$410 billion; equity, P$36 billion; number of branches, 2,413; number of ATMs, 4,172; number of employees, 39,141; and number of clients/customers, more than 9 million. Grupo Financiero BBVA Bancomer (GFBB) will be Mexico's largest financial group. New GFBB series O shares will be exchanged for BBVORO shares (GFBB is the new group resulting from the merger) and will trade on the MSE under the ticker "GFBB" and on Madrid's Latibex under the ticker "XGFB."

CONTROLADORA COMERCIAL MEXICANA, S.A. DE C.V. (COMERCI)
4.0% of the Fund's total investments

Comerci is Mexico's second largest supermarket chain in terms of sales and sales-floor area. As of June 30, 2000, the company operates 160 self-service retail stores throughout the country, with total sales area of 1,013,527 square meters (77% of this area is located in Mexico City and the central region of the country). The company operates under five different formats: 78 Comercial Mexicana (supermarkets), 30 Bodega (discount stores), 17 Sumesa (supermarkets), 18 Price-Club (membership warehouses) under a joint venture partnership with the U.S. company Price-Costco, which was formed in 1991, and 17 Mega (hypermarkets), including the five K-Mart stores acquired in January 1997. Furthermore, Comerci operates 42 restaurants under the name "California," with a total capacity of 9,432 seats. The company has a total of 30,592 employees. Comerci's latest 12-month sales to June 30, 2000 totaled US$2.9 billion, and its market capitalization as of July 31, 2000 was US$1.2 billion.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                            July 31, 2000

MEXICO (95.66% of holdings)

COMMON STOCKS (91.07% of holdings)

Number of                                                       Percent of
Shares         Security                                         Holdings            Value
---------------------------------------------------------------------------------------------
               Cement                                               10.21%
  2,162,198    Cemex, S.A. ...............................................       $ 10,141,989
                                                                                 ------------
                                                                                   10,141,989
                                                                                 ------------
               Communications                                       23.21%
  5,421,000    Telefonos de Mexico, S.A. de C.V. L .......................         14,323,014
    166,800    Telefonos de Mexico, S.A. de C.V. L ADR ...................          8,725,725
                                                                                 ------------
                                                                                   23,048,739
                                                                                 ------------
               Financial Groups                                      4.90%
  8,358,000    Grupo Financiero Bancomer, S.A. de C.V. O *................          4,318,248
  2,000,000    Grupo Financiero GBM Atlantico, S.A. de C.V. B *+..........            545,542
                                                                                 ------------
                                                                                    4,863,790
                                                                                 ------------
               Food, Beverage, and Tobacco                          13.33%
  1,651,000    Fomento Economico Mexicano, S.A. de C.V. B.................          6,869,968
     65,200    Fomento Economico Mexicano, S.A. de C.V. B ADR ............          2,709,875
    862,000    Grupo Bimbo, S.A. de C.V. Series A.........................          1,443,966
    950,000    Grupo Modelo, S.A. de C.V..................................          2,215,329
                                                                                 ------------
                                                                                   13,239,138
                                                                                 ------------
               Industrial Conglomerates                              2.75%
    695,000    Alfa, S.A. de C.V. A ......................................          1,821,415
    262,000    Grupo Carso, S.A. de C.V. Series A1 *......................            909,440
                                                                                 ------------
                                                                                    2,730,855
                                                                                 ------------
               Media                                                11.24%
    183,000    Grupo Televisa, S.A. *.....................................            595,090
     75,800    Grupo Televisa, S.A. ADR * ................................          4,898,575
  3,772,200    TV Azteca, S.A. de C.V. ...................................          2,808,420
    244,200    TV Azteca, S.A. de C.V. ADR ...............................          2,854,088
                                                                                 ------------
                                                                                   11,156,173
                                                                                 ------------
               Paper Products                                        2.01%
    689,000    Kimberly-Clark de Mexico, S.A. de C.V. A...................          1,997,315
                                                                                 ------------
                                                                                    1,997,315
                                                                                 ------------

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)                                July 31, 2000

COMMON STOCKS (concluded)

Number of                                                  Percent of
Shares        Security                                     Holdings            Value
--------------------------------------------------------------------------------------
              Retailing                                         9.86%
1,030,000     Wal-Mart de Mexico, S.A. de C.V.C *....................     $  2,291,705
1,513,000     Wal-Mart de Mexico, S.A. de C.V.V *....................        3,487,741
3,524,000     Controladora Comercial Mexicana, S.A. de C.V...........        4,010,842
                                                                          ------------
                                                                             9,790,288
                                                                          ------------
              Specialty Stores                                 13.56%
7,934,000     Grupo Elektra, S.A. de C.V. ...........................        7,960,734
3,399,000     Grupo Sanborns, S.A. de C.V. B1*.......................        5,504,718
                                                                          ------------
                                                                            13,465,452
                                                                          ------------
              TOTAL COMMON STOCKS (Cost $92,720,487).................       90,433,739
                                                                          ------------

Par Value
(000)
--------------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES (1.05% of holdings)

MXP 9,465     Grupo Financiero Bancomer 20.33%, 05/16/02 **..........        1,045,411
                                                                          ------------
              TOTAL CONVERTIBLE DEBENTURES (Cost $1,515,903).........        1,045,411
                                                                          ------------

SHORT TERM OBLIGATION (3.54% of holdings)

              PROMISSORY NOTES
MXP 32,884    Nacional Financiero, S.A. de C.V. 13.4%, 08/01/00 .....        3,517,601
                                                                          ------------
              Total Promissory Notes (Cost $3,517,601) ..............        3,517,601
                                                                          ------------
              TOTAL SHORT-TERM OBLIGATION (Cost $3,517,601) .........        3,517,601
                                                                          ------------
              TOTAL MEXICO (Cost $97,753,991) .......................       94,996,751
                                                                          ------------

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)                                July 31, 2000

UNITED STATES SHORT TERM OBLIGATION (4.34% of holdings)

Number of                                                           Percent of
Shares       Security                                               Holdings           Value
-----------------------------------------------------------------------------------------------
             INVESTMENT COMPANY
4,304,789    Temporary Investment Fund, Inc. - Temp Cash Portfolio..........       $  4,304,789
                                                                                   ------------
             TOTAL UNITED STATES SHORT TERM OBLIGATION
             (Cost $4,304,789)                                                        4,304,789
                                                                                   ------------
             TOTAL INVESTMENTS (Cost $102,058,780)++                 100.00%       $ 99,301,540
                                                                                   ------------

Footnotes and Abbreviations

      *     Non-Income producing security.
      **    Variable rate security. Interest rate represents rate at July 31,
            2000.
      + At fair value as determined under the supervision of the Board of Directors.
      ++    Aggregate cost for Federal income tax purposes is $104,172,256
            The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
               Excess of market value over tax cost                 $ 2,124,898
               Excess of tax cost over market value                  (6,995,614)
                                                                    -----------
                                                                    ($4,870,716)
                                                                    ===========
      ADR - American Depository Receipt
      MXP - Mexican Pesos

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                                July 31, 2000

ASSETS
Investments, at value (Cost $102,058,780) ...............................................   $  99,301,540
Foreign currency holdings (Cost $76,028) ................................................          76,223
Receivables:
    Dividends ...........................................................................         114,387
    Interest ............................................................................          22,859
    Maturities ..........................................................................       3,513,925
    Securities sold .....................................................................      15,044,423
Prepaid expenses ........................................................................          19,276
                                                                                            -------------
            Total Assets ................................................................     118,092,633
                                                                                            -------------
LIABILITIES
Payable for securities purchased ........................................................       3,517,601
Mexican Advisory fees payable ...........................................................          53,231
Co-Advisory fees payable ................................................................          40,947
Administration fee payable ..............................................................          20,473
Accrued expenses ........................................................................         348,317
                                                                                            -------------
            Total Liabilities ...........................................................       3,980,569
                                                                                            -------------
            Net Assets ..................................................................   $ 114,112,064
                                                                                            =============

            NET ASSET VALUE PER SHARE ($114,112,064/10,042,394) .........................   $       11.36
                                                                                            =============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 11,825,273 shares issued (100,000,000 shares authorized)          11,825
Paid-in capital .........................................................................     131,288,786
Cost of 1,782,879 shares held in treasury stock .........................................     (15,627,504)
Accumulated net investment loss .........................................................        (171,745)
Accumulated net realized gain on investments ............................................       1,339,921
Net unrealized depreciation of investments and on
   translation of other assets and liabilities denominated in foreign currency ..........      (2,729,219)
                                                                                            -------------
                                                                                            $ 114,112,064
                                                                                            =============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                              For the Year Ended
Statement of Operations                                            July 31, 2000

Investment Income
Interest (Net of taxes withheld of $78,256) .............................     $  1,668,793
Dividends (Net of taxes withheld of $45,903) ............................          832,739
                                                                              ------------
         Total investment income ........................................        2,501,532
                                                                              ------------
Expenses
Mexican Advisory fees ...........................     $    567,982
Legal fees ......................................          462,384
Co-Advisory fees ................................          436,909
Transfer agent fees .............................          225,010
Administration fees .............................          218,455
Custodian fees ..................................           96,046
Audit fees ......................................           77,359
Insurance .......................................           38,707
Directors' fees .................................           27,165
NYSE fees .......................................           24,258
Printing ........................................           21,449
Miscellaneous ...................................           16,857
                                                      ------------
         Total expenses .................................................        2,212,581
                                                                              ------------
         Net investment income ..........................................          288,951
                                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Holdings and Translation of Other Assets and
Liabilities Denominated in Foreign
Currency: Net realized gain (loss) from:
     Security transactions ..............................................       23,693,232
     Foreign currency related transactions ..............................         (383,468)
                                                                              ------------
                                                                                23,309,764

Net change in unrealized appreciation of investments and
     translations of other assets and liabilities denominated in
     foreign currency ...................................................        5,231,592
                                                                              ------------

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated
     in foreign currency ................................................       28,541,356
                                                                              ------------

Net increase in net assets resulting from operations ....................     $ 28,830,307
                                                                              ============

See accompanying notes to financial statements

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                                         For the Year       For the Year
                                                                             Ended              Ended
                                                                         July 31, 2000      July 31, 1999
                                                                         -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income ..............................................     $     288,951      $   2,560,510
Net realized gain (loss) on investments and foreign currency
     related transactions ..........................................        23,309,764        (20,981,275)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
     liabilities denominated in foreign currency ...................         5,231,592         11,474,896
                                                                         -------------      -------------

     Net increase (decrease) in net assets resulting from operations        28,830,307         (6,945,869)
                                                                         -------------      -------------
Distributions to shareholders from
Net investment income ($0.12 and $0.00 per share, respectively)  ...        (1,295,474)                --
Net realized gains ($0.00 and $0.93 per share, respectively) .......                --        (10,997,504)
                                                                         -------------      -------------
     Decrease in net assets from distributions .....................        (1,295,474)       (10,997,504)
                                                                         -------------      -------------
Capital share transactions
Shares repurchased under Tender Offer (463,179 shares) .............                --         (4,173,245)
Shares repurchased under Stock Repurchase Program
     (1,199,700 and 120,000 shares respectively) ...................       (10,573,159)          (881,100)
                                                                         -------------      -------------
     Decrease in net assets from capital share transactions ........       (10,573,159)        (5,054,345)
                                                                         -------------      -------------
Total increase (decrease) in net assets ............................        16,961,674        (22,997,718)

NET ASSETS
Beginning of year ..................................................        97,150,390        120,148,108
                                                                         -------------      -------------
End of year (including undistributed net investment income
    of $1,178,572 at July 31, 1999) ................................     $ 114,112,064      $  97,150,390
                                                                         =============      =============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                                 For the Year    For the Year  For the Year    For the Year   For the Year
                                                    Ended           Ended          Ended           Ended         Ended
                                                July 31, 2000   July 31, 1999  July 31, 1998   July 31, 1997  July 31, 1996
                                                -------------   -------------  -------------   -------------  -------------
Per Share Operating Performance
Net asset value, beginning of year ...........     $   8.64        $ 10.16        $  16.83       $  11.96        $  11.31
                                                   --------        -------        --------       --------        --------
   Net investment income ........................         0.03           0.22            0.23           0.43            0.81+
Net realized and unrealized gains
      (losses) on investments, foreign
      currency holdings, and translation
      of other assets and liabilities
      denominated in foreign currency ........         2.62          (0.87)          (3.34)          5.55            0.67+
                                                   --------        -------        --------       --------        --------
Net increase (decrease) from
      investment operations ..................         2.65          (0.65)          (3.11)          5.98            1.48
                                                   --------        -------        --------       --------        --------
Less: Distributions
      Dividends from net investment income ...        (0.12)            --           (0.19)         (0.44)             --
      Distributions from net realized gains ..           --          (0.93)          (3.37)         (0.67)          (0.09)
                                                   --------        -------        --------       --------        --------
Total dividends and distributions ............        (0.12)         (0.93)          (3.56)         (1.11)          (0.09)
                                                   --------        -------        --------       --------        --------
Capital share transactions
      Anti-dilutive effect of Tender Offer ...           --           0.04              --             --              --
      Anti-dilutive effect of Share Repurchase
         Program .............................         0.19           0.02              --             --              --
      Dilutive effect of rights offering .....           --             --              --             --           (0.74)
                                                   --------        -------        --------       --------        --------
Total capital share transactions .............         0.19           0.06              --             --           (0.74)
                                                   --------        -------        --------       --------        --------
Net asset value, end of year .................     $  11.36        $  8.64        $  10.16       $  16.83        $  11.96
                                                   ========        =======        ========       ========        ========


Per share market value, end of year ..........     $10.6875        $7.0625        $   7.75       $ 14.125        $  9.625
Total Investment Return Based on
      Market Value* ..........................        53.36%          7.24%         (26.23)%        62.52%          (8.26)%

Ratios/Supplemental Data
Net assets, end of year (in 000s) ............     $114,112        $97,150        $120,148       $199,066        $141,448
Ratios of expenses to average net assets .....         2.03%          1.88%           1.46%          1.49%           1.56%
Ratios of net investment income to
       average net assets ....................         0.27%          2.72%           1.65%          3.29%           7.32%
Portfolio turnover ...........................       249.28%        163.23%          88.85%        127.44%          42.59%

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (concluded)

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

+     Based on average shares outstanding.

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                      July 31, 2000

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $545,542 (0.48% of net assets) at July 31, 2000, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distribu-

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2000

tions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. During the fiscal year ended July 31, 2000 the Fund utilized $9,621,668 of capital losses carried forward from prior periods.

In accordance with U.S. Treasury regulations, the Fund elected to defer $2,477,741 of capital losses and $294,395 of net realized foreign currency losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on August 1, 2000.

The Fund is subject to the following withholding taxes on income from Mexican sources:

      Effective January 1, 1999, dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 7.69%. Mexican companies that reinvest profits are subject to income tax at a rate of 30%. Mexican companies that decide to distribute profits through dividends are also subject to income tax at a rate of 35%. Prior to January 1, 1999, dividends distributed by Mexican companies were not subject to Mexican tax if such dividends were paid out of taxed profits. Dividends distributed by Mexican companies from other sources generate a tax payment for the Mexican corporation at a rate of 35%.

      Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

      Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 40% (prior to January 1, 1999 at 30%) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2000

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

      (ii) purchases and sales of investment securities, income and expenses at the Mexican peso rate of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)   July 31, 2000

accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the year ended July 31, 2000, the Fund reclassified a loss of $343,794 from accumulated net realized gain on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the reclassification.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY and ADMINISTRATIVE SERVICES

Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average weekly net assets. For the year ended July 31, 2000, these fees amounted to $567,982.

Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp. serves as the Fund's U.S. Co-Adviser ("Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee at an annual rate of 0.40% of the Fund's average monthly net assets. For the year ended July 31, 2000, these fees amounted to $436,909.

CIBC World Markets Corp., an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator
(the"Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the year ended July 31, 2000, these fees amounted to $218,455.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2000

means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $236,473,714 and $268,784,876 respectively, for the year ended July 31, 2000.

NOTE D: TRANSACTIONS WITH AFFILIATES

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $339,309 during the year ended July 31, 2000.

NOTE E: CAPITAL STOCK

At a special meeting of the Board of Directors held on March 5, 1999, the Board of Directors approved a tender offer and share repurchase program.

The tender offer program allowed the Fund to purchase up to 10% of each shareholder's shares of common stock of the Fund for cash at a price equal to 90% of the Fund's net asset value per share as of the closing date. The tender offer commenced on April 12, 1999 and expired on May 14, 1999. In connection with the tender offer, the Fund purchased 463,179 shares of capital stock at a total cost of $4,173,245. The share repurchase program authorized the Fund to buy back up to 10% of its outstanding shares of common stock in the open market following the completion of the tender offer.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a new share repurchase and tender offer program (the "New Program"). Pursuant to the New Program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding common stock, through a combination of share purchases and tender offers. Pursuant to the New Program, in April 2000 (six months following the commencement of the first phase of the New Program), to the extent the Fund had not purchased 1,400,000 shares (or one-half of 2,800,000), the Fund would commence a tender offer to purchase the balance of the 1,400,000 shares not yet purchased in the open market. At a meeting of the Board of Directors held on April 4, 2000, the Board of Directors determined that in light of the decision of the Board of Directors regarding liquidation of the Fund (see note F on next page), the Fund would not conduct a tender offer pursuant to the New Program. The Board of Directors also determined that the Fund would continue to purchase shares of its common stock in the open market pursuant to the New Program.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2000

Pursuant to the share repurchase programs, during the year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 16.40%. During the year ended July 31, 1999, the Fund purchased 120,000 shares of capital stock in the open market at a total cost of $881,100. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.70%. Subsequent to July 31, 2000, the Fund made additional purchases aggregating 20,000 shares of capital stock in the open market at a total cost of $206,200. The weighted average discount of these purchases was 11.35%.

The shares purchased pursuant to the tender offer and share repurchase programs are held in treasury.

NOTE F: PROPOSED LIQUIDATION OF THE FUND

At its special meeting held on April 4, 2000, the Fund's Board of Directors deemed that in its judgement it is advisable to liquidate and dissolve the Fund, and by unanimous written consent dated May 9, 2000, the Board of Directors adopted a Plan of Liquidation and Dissolution (the "Plan") of the Fund. Further, the Board of Directors directed that the Plan be submitted to the stockholders of the Fund for approval. The Plan provided that the liquidation and dissolution of the Fund shall become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Fund at a meeting of the stockholders called for the purpose of voting upon the Plan and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. After the effective date of the Plan, the Fund would cease its business as an investment company and not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and would dissolve in accordance with the Plan.

A special meeting of the stockholders was convened on July 14, 2000 to consider and act upon the proposal to liquidate and dissolve the Fund, as set forth in the Plan adopted by the Board of Directors of the Fund. As there were insufficient votes in favor of the proposal to liquidate and dissolve the Fund, the meeting was adjourned and first reconvened on August 11, 2000 and then on September 12, 2000. At the reconvened meeting on September 12, 2000, the Fund did not receive the required vote of the stockholders to approve the Plan. As the Plan was not approved, in accordance with the Plan, the Fund will continue to exist as a registered investment company in accordance wih its stated investment objectives and policies.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)                          July 31, 2000

At its meeting held on September 15, 2000, the Fund's Board of Directors approved a tender offer for up to 20% of the Fund's common stock at a price equal to 92% of the Fund's net asset value per share. The Board of Directors announced that the tender offer would commence shortly after the payment of a dividend (representing a distribution in order to satisfy U.S. Federal income and excise tax requirements). The Board of Directors also indicated that it intends to resubmit the proposal to liquidate and dissolve the Fund at the next annual stockholders meeting to be held after the completion of the tender offer unless a more appropriate alternative is identified prior to the stockholders meeting.

NOTE G: OTHER

At July 31, 2000, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

THE MEXICO EQUITY AND INCOME FUND, INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE MEXICO EQUITY AND INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. (the "Fund") at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note F, the Plan of Liquidation and Dissolution of the Fund did not receive the required approval of the shareholders of the Fund at the shareholders' meeting held on September 12, 2000. As such, the Fund's Board of Directors intends to resubmit a proposal to liquidate and dissolve the Fund for shareholders' approval at the next annual meeting of the Fund's shareholders.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 22, 2000

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Special Shareholders Meeting

A special meeting of the stockholders was convened on July 14, 2000 to consider and act upon the proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution of the Fund (the "Plan") adopted by the Board of Directors of the Fund. As there were insufficient votes in favor of the proposal to liquidate and dissolve the Fund, the meeting was adjourned and reconvened on August 11, 2000. As there were insufficient votes in favor of the proposal to liquidate and dissolve the Fund at the August 11, 2000 meeting of the stockholders, the meeting was adjourned and reconvened on September 12, 2000. There were insufficient votes to approve the liquidation and dissolution at the reconvened meeting, and the meeting was adjourned and will not be reconvened. The Board has announced its intention to resubmit the liquidation proposal at the Fund's annual stockholders meeting which the Fund expects to hold in the first quarter of 2001.

The following table provides information concerning the matters voted on at the September 12, 2000 meeting:

I. The approval of the liquidation and dissolution of the Fund, as set forth in the Plan of Liquidation and Dissolution

         Votes For      Votes Against      Votes Withheld    Total Voting Shares
         ---------      -------------      --------------    -------------------
         5,764,991         446,014             77,051              6,288,056

--------------------------------------------------------------------------------
FEDERAL TAXATION NOTICE (UNAUDITED)

The Fund paid foreign taxes of $124,159 during the fiscal year ended July 31, 2000, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes.
--------------------------------------------------------------------------------

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PFPC Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

                     (This page intentionally left blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Mexican Investment Adviser:
ACCI Worldwide, S.A. de C.V.

U.S. Investment Adviser:
Advantage Advisers, Inc., a wholly owned subsidiary of CIBC World Markets Corp.

Administrator:
CIBC World Markets Corp.

Sub-Administrator:
PFPC, Inc.

Transfer Agent and Registrar:
PNC Bank, N.A.

Custodian:
PFPC Trust Company
Citibank, N.A.